EXHIBIT 4.5

                                    Warrants
            Agreement and Warrant to Purchase 792,500 Common Shares
                               Spatialight, Inc.



        This certifies that, for value received, Jalcanto, Ltd., the registered holder hereof (the "Warrantholder") is entitled to purchase from Spatialight, Inc., a New York corporation with its principal office at 8-C Commercial Boulevard, Novato, California 94949 (the "Company") Seven Hundred Ninety Two Thousand Five Hundred (792,500) shares of common stock of the Company (the "Shares") at or before 5:00 p.m. Eastern Standard Time on July 15, 2001 at the purchase price per share of $1.00 if exercised on or before July15, 1997, $1.25 if exercised between July 16, 1997 through July 15, 1999, and $1.50 thereafter (the "Warrant Price"), subject to the following terms and conditions. The number of Shares purchasable upon exercise of this Warrant and the Warrant Price per Share shall be subject to adjustment from time to time as set forth herein.


1.      Consideration for Warrant.

This Warrant is granted in connection with the purchase by Warrant holder of Seven Hundred Ninety Two Thousand Five Hundred (792,500) shares of common stock of Spatialight, Inc., pursuant to the Share Purchase Agreement dated July 10th, 1996.

2.      Exercise.

This Warrant may be exercised in whole or in part at any time by presentation of this Warrant with the Purchase Form as attached hereto duly completed and executed, together with payment of the Warrant Price at the principal office of the Company, provided that prior to July 15, 1997, the Warrantholder may exercise this Warrant only to the extent that, following such exercise, the Warrantholder would own less than 9.9 percent of the then outstanding stock of the Company. Payment of the Warrant Price may be made in cash, by wire transfer or by check. Upon surrender of the Warrant and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with Fractional Warrants, as provided in Section 8 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Warrant and the payment of the Warrant Price, as aforesaid, notwithstanding that the certificates representing the Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrant is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Warrant will be issued by the Company. The Company shall pay any and all transfer taxes or similar charges which may become due upon exercise of the Warrant.

3.      Reservation of Shares.

There has been reserved, and the Company shall at all times keep reserved so long as the Warrant remains outstanding, out of its authorized Common Shares, such number of Shares as shall be subject

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to purchase under the Warrant. Every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of the Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized Shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Warrant on file with every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of the Warrant. The Company will supply such transfer agent with duly executed stock and other certificates for such purpose.

4.      Further Obligations of Company.

          4.1 The Company covenants and agrees that all Shares which may be delivered upon exercise of this Warrant shall, upon delivery, be fully paid and non-assessable, and be free from all taxes, liens and charges with respect to the purchase thereof hereunder, and without limiting the generality of the foregoing, the Company covenants and agrees that it shall from time to time take all such action as may be necessary to assure that the par value per share of the Common Shares is at all times equal to or less than the then current Warrant Price per share of the Common Shares issuable pursuant to this Warrant.

        4.2 If the Warrantholder claims that this Warrant has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and deliver to the Warrantholder a replacement Warrant provided that the requirements of Section 8-405 of the New York Uniform Commercial Code has been met and, if this Warrant has been mutilated, that it is surrendered to the Company.

        4.3 So long as the Warrants are outstanding, the Company shall not issue any additional Shares or securities convertible into Shares (with the exception of Shares issuable upon exercise of options issued under the Company's existing stock option plans) without the consent of the Warrantholder. This restriction shall not apply, however, if the average closing price of the Company' common stock for the five days preceding the proposed issuance exceeds $5.00.

5.      Registration and Transfer.

The Warrant shall be registered on the books of the Company when issued and shall be transferable only on the books of the Company maintained at its principal office in Rochester, New York, or wherever its principal executive offices may then be located, upon delivery thereof duly endorsed by the Warrantholder or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration or transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto.

6.      Exchange of Warrant Certificate.

This Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of

Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. The Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.


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7.      Adjustment of Warrant Price and Number of Shares.

        7.1.   General.  The number of Shares purchasable upon the exercise of
               -------
               the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               7.1.1. In case the Company shall, with regard to its Common
                      Shares (or securities convertible into or exchangeable for Common Shares) (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide its outstanding Common Shares into a greater number of Shares,
                      (C) combine its outstanding Common Shares into a smaller number of Common Shares, or (D) issue by reclassification of its Common Shares other securities of the Company, the number of Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


               7.1.2. No adjustment in the number of Shares purchasable
                      hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the aggregate number of Shares then purchasable upon the exercise of the Warrant; provided however, that any adjustments which by reason of this Section 7.12 are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

               7.1.3. Whenever the number of Shares purchasable upon the
                      exercise of the Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter.

               7.1.4. Whenever the number of Shares purchasable upon the
                      exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder in accordance with the provisions of Section 11 hereof, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Shares purchasable upon the exercise of the Warrant and the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

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               7.1.5. For the purpose of this Section 7.1, the term "Common
                      Shares" shall mean (A) the class of shares designated as the Common Shares of the Company at the date of this Agreement, or (B) any other class of shares resulting from successive changes or reclassifications of such Common Shares including changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 7, the Warrantholder shall become entitled to purchase any shares of the Company other than Common Shares, thereafter the number of such other shares so purchasable upon exercise of the Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 7.

          7.2. No Adjustment of Dividends. Except as provided in Section 7.1, no
               --------------------------
               adjustment in respect of dividends shall be made during the term of the Warrant or upon the exercise of the Warrant.

          7.3. Preservation of Purchase Rights upon Reorganization,
               ----------------------------------------------------
               Reclassification, Consolidation, Merger, etc. In case of any
               ---------------------------------------------

               capital reorganization or reclassification of the Common Shares of the Company, or in case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchaser, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such reorganization or reclassification, consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase Shares under the Warrant shall terminate on the date of such merger and thereupon the Warrant shall become null and void but only if the controlling corporation shall agree to substitute for the Warrant its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or had been entitled to receive had the Warrant been exercised immediately prior to such merger. The adjustments required by this Section 7.3 shall be effected in a manner which shall be as nearly equivalent as may be practicable to the adjustments provided for elsewhere in this Section 7. The provisions of this Section 7.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

        7.4.   Statement on Warrants. Irrespective of any adjustments in the
               ---------------------
               Warrant Price or the number or kind of Shares purchasable upon the exercise of the Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of Shares as are stated in this initially issued Warrant.

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8.      Fractional Shares.

The Company shall not be required to issue fractional Shares on the exercise of the Warrant. If any fraction of a Share would, except for the provisions of this
Section 8, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall issue to the Warrantholder a fractional Warrant entitling Warrantholder, upon surrender with other fractional Warrants aggregating one or more full Shares, to purchase such full Shares. If fractional Warrants do not aggregate a full Share, their value (over and above their exercise price) shall be paid in full in cash upon exercise to the exercising Warrantholder.

9.      Registration.

        9.1. The Company agrees that it will immediately prepare and file a registration statement under the Securities Act of 1933 (the "Act") covering all of the Shares together with the shares purchased by the Warrant holder pursuant to the Shares Purchase Agreement and will use its best efforts to cause such registration statement to become effective as soon as practicable (but no later than October 15, 1996) and to remain effective and current, and take all other action necessary under any Federal or state law or regulation of any governmental authority, including but not limited to the filing of post effective amendments, if necessary, to permit all Warrant Shares to be sold or otherwise disposed of and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the sale or disposition thereof.

        9.2. To the extent not registered under Section 9.1 above, if at any time before July 15, 2001, the Company proposes to register or qualify any of its securities under the Act or any other applicable federal or state law or regulation of governmental authority, it will each such time give written notice to all the then holders of this Warrant, if this Warrant has not yet expired, and to all holders of Shares acquired by reason of exercise of this Warrant, of its intention to do so and, upon the written request of any such holder given within thirty (30) days after receipt of any such notice (which request shall specify the number of Shares intended to be sold or disposed of and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause such Shares so specified to be registered or qualified under such laws or regulations, to the extent requisite to permit the sale or other disposition thereof (in accordance with the method described by such holder, provided such method is in accordance with law). The Company will keep effective and maintain any registration or qualification specified in this Section 9.2 for a period of not less than six months.

        9.3. Whenever the Company is required by the provisions of Section 9.1 or 9.2 of this Section 9 to effect a registration or qualification of any Shares, the Company will furnish to each holder whose Shares are the subject of such registration or qualification such number of copies of any prospectus (including any preliminary or summary prospectus) or other like document as such holder may reasonably request in order to effect the sale of the securities to be sold by such holder, and will use its best efforts to qualify such securities under such state securities or Blue Sky laws as may be requisite for such purpose. All expenses incurred by the Company in connection with any registration or qualification, including registration or filing fees, printing expenses and fees, compensation of regular employees of the Company and disbursements of counsel and of independent accountants of the Company shall be borne by the Company. Underwriters' commissions (if any) and the fees of counsel for any holder of Shares subject to such registration or qualification shall be borne (in such respective amounts as shall be determined by them) by the person or persons requesting such registration or qualification pursuant to this Section 9.

        9.4. Each holder whose securities are the subject of registration or qualification under this Section 9 agrees to furnish to the Company such information concerning such holder as may be requested by the Company which is necessary in connection with any such registration or qualification.

        9.5. In the event that the Company shall be obligated to use its best efforts to effect any registration or qualification under either
                Section 9.1 or 9.2:


                9.5.1. The Company will indemnify and hold harmless each holder whose securities are the subject of a registration or qualification under this Section 9 and each underwriter of the securities so registered or qualified (including any broker or dealer through whom such securities may be sold) and each person, if any, who controls any such holder or any such underwriter within the meaning of
                        Section 15 of the Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and except as hereinafter provided, will reimburse each such holder and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder or any underwriter expressly for use therein. Promptly after receipt by any holder or any underwriter or any person controlling such holder or such underwriter of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder or such underwriter, as the case may be, will notify the Company in writing of the commencement thereof, and subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to such holder or such underwriter or such person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Each holder or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent; and


                9.5.2. each holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of
                        Section 15 of the Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and except as hereinafter provided, will reimburse the Company and each such director, officer or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against any holder, the Company will notify such holder in writing of the commencement thereof, and such holder, the Company will notify such holder in writing of the commencement thereof, and such holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to an alleged liability in respect of which indemnity may be sought against such holder. The Company and each such director, officer or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at such holder's expense unless the employment of such counsel has been specifically authorized by such holder. Such holder shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent.

10.     No Rights as Shareholder; Notices to Warrantholder.

Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, or consent as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. However, the Company shall be required to give notice in writing to the Warrantholder of any meeting of shareholders of the Company or any proposed consent of the shareholders as provided in Section 11 hereof at least twenty
(20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote at any such meeting or as to which any consent is requested. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11.     Notices.

Any notice pursuant to this Agreement by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered by hand or if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

        11.1.   If to the Warrantholder - addressed to
                ------------------------------------------------------.

        11.2. If to the Company - addressed to Spatialight, Inc., 8-C Commercial Boulevard, Novato, California 94949, or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or three days after they are mailed in the manner set forth above.

12.     Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

13.     Merger or Consolidation of the Company.

The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another person, unless the provisions of Section 7.3 are complied with.

14.     Applicable Law.

This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State applicable to contracts made and to be performed entirely within such State.

15.     Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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16.     Further Assurances.

From time to time after the Closing, the Company shall promptly execute and deliver to each Warrantholder such further agreements, assurances or other instruments of transfer as the Warrantholder may reasonably request in order to vest and confirm ownership of the Shares and the Warrants in the Warrantholder and to effectuate the purposes, terms and conditions of this Agreement.

17.     Headings.

The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto fixed.


                                SPATIALIGHT, INC.
(corporate seal)

                                            By:  /s/ William E. Hollis
                                                 ---------------------

Attest:                                          William E. Hollis
                                                 President
/s/ Alan S. Lockwood
- --------------------

Alan S. Lockwood
Secretary

            Agreement and Warrant to Purchase 792,500 Common Shares
                               Spatialight, Inc.



        This certifies that, for value received, Sabotini, Ltd., the registered holder hereof (the "Warrantholder") is entitled to purchase from Spatialight, Inc., a New York corporation with its principal office at 8-C Commercial Boulevard, Novato, California 94949 (the "Company") Seven Hundred Ninety Two Thousand Five Hundred (792,500) shares of common stock of the Company (the "Shares") at or before 5:00 p.m. Eastern Standard Time on July 15, 2001 at the purchase price per share of $1.00 if exercised on or before July15, 1997, $1.25 if exercised between July 16, 1997 through July 15, 1999, and $1.50 thereafter (the "Warrant Price"), subject to the following terms and conditions. The number of Shares purchasable upon exercise of this Warrant and the Warrant Price per Share shall be subject to adjustment from time to time as set forth herein.


1.      Consideration for Warrant.

This Warrant is granted in connection with the purchase by Warrant holder of Seven Hundred Ninety Two Thousand Five Hundred (792,500) shares of common stock of Spatialight, Inc., pursuant to the Share Purchase Agreement dated July 10th, 1996.

2.      Exercise.

This Warrant may be exercised in whole or in part at any time by presentation of this Warrant with the Purchase Form as attached hereto duly completed and executed, together with payment of the Warrant Price at the principal office of the Company, provided that prior to July 15, 1997, the Warrantholder may exercise this Warrant only to the extent that, following such exercise, the Warrantholder would own less than 9.9 percent of the then outstanding stock of the Company. Payment of the Warrant Price may be made in cash, by wire transfer or by check. Upon surrender of the Warrant and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with Fractional Warrants, as provided in Section 8 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Warrant and the payment of the Warrant Price, as aforesaid, notwithstanding that the certificates representing the Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrant is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Warrant will be issued by the Company. The Company shall pay any and all transfer taxes or similar charges which may become due upon exercise of the Warrant.

3.      Reservation of Shares.

There has been reserved, and the Company shall at all times keep reserved so long as the Warrant remains outstanding, out of its authorized Common Shares, such number of Shares as shall be subject to purchase under the Warrant. Every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of the Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized Shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Warrant on file with every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of the Warrant. The Company will supply such transfer agent with duly executed stock and other certificates for such purpose.

4.      Further Obligations of Company.

        4.1 The Company covenants and agrees that all Shares which may be delivered upon exercise of this Warrant shall, upon delivery, be fully paid and non-assessable, and be free from all taxes, liens and charges with respect to the purchase thereof hereunder, and without limiting the generality of the foregoing, the Company covenants and agrees that it shall from time to time take all such action as may be necessary to assure that the par value per share of the Common Shares is at all times equal to or less than the then current Warrant Price per share of the Common Shares issuable pursuant to this Warrant.

        4.2 If the Warrantholder claims that this Warrant has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and deliver to the Warrantholder a replacement Warrant provided that the requirements of Section 8-405 of the New York Uniform Commercial Code has been met and, if this Warrant has been mutilated, that it is surrendered to the Company.

        4.3 So long as the Warrants are outstanding, the Company shall not issue any additional Shares or securities convertible into Shares (with the exception of Shares issuable upon exercise of options issued under the Company's existing stock option plans) without the consent of the Warrantholder. This restriction shall not apply, however, if the average closing price of the Company' common stock for the five days preceding the proposed issuance exceeds $5.00.


5.      Registration and Transfer.

The Warrant shall be registered on the books of the Company when issued and shall be transferable only on the books of the Company maintained at its principal office in Rochester, New York, or wherever its principal executive offices may then be located, upon delivery thereof duly endorsed by the Warrantholder or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration or transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto.

6.      Exchange of Warrant Certificate.

This Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. The Warrantholder desiring to exchange a

Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

7.      Adjustment of Warrant Price and Number of Shares.

        7.1     General. The number of Shares purchasable upon the exercise of
                -------
                the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:


        7.2 In case the Company shall, with regard to its Common Shares (or securities convertible into or exchangeable for Common Shares)
                (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide its outstanding Common Shares into a greater number of Shares, (C) combine its outstanding Common Shares into a smaller number of Common Shares, or (D) issue by reclassification of its Common Shares other securities of the Company, the number of Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


        7.3 No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the aggregate number of Shares then purchasable upon the exercise of the Warrant; provided however, that any adjustments which by reason of this Section 7.12 are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

        7.4 Whenever the number of Shares purchasable upon the exercise of the Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter.


        7.5 Whenever the number of Shares purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder in accordance with the provisions of Section 11 hereof, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Shares purchasable upon the exercise of the Warrant and the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.


        7.6 For the purpose of this Section 7.1, the term "Common Shares" shall mean (A) the class of shares designated as the Common Shares of the Company at the date of this Agreement, or (B) any other class of shares resulting from successive changes or reclassifications of such Common Shares including changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 7, the Warrantholder shall become entitled to purchase any shares of the Company other than Common Shares, thereafter the number of such other shares so purchasable upon exercise of the Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 7.

        7.7     No Adjustment of Dividends. Except as provided in Section 7.1,
                --------------------------
                no adjustment in respect of dividends shall be made during the term of the Warrant or upon the exercise of the Warrant.

        7.8     Preservation of Purchase Rights upon Reorganization,
                ----------------------------------------------------
                Reclassification, Consolidation, Merger, etc. In case of any
                --------------------------------------------
                capital reorganization or reclassification of the Common Shares of the Company, or in case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchaser, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such reorganization or reclassification, consolidation, merger, sale or conveyance had the Warrant been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase Shares under the Warrant shall terminate on the date of such merger and thereupon the Warrant shall become null and void but only if the controlling corporation shall agree to substitute for the Warrant its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or had been entitled to receive had the Warrant been exercised immediately prior to such merger. The adjustments required by this Section 7.3 shall be effected in a manner which shall be as nearly equivalent as may be practicable to the adjustments provided for elsewhere in this Section 7. The provisions of this
                Section 7.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

        7.9     Statement on Warrants. Irrespective of any adjustments in the
                ---------------------
                Warrant Price or the number or kind of Shares purchasable upon the exercise of the Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of Shares as are stated in this initially issued Warrant.

8.      Fractional Shares.

The Company shall not be required to issue fractional Shares on the exercise of the Warrant. If any fraction of a Share would, except for the provisions of this
Section 8, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall issue to the Warrantholder a fractional Warrant entitling Warrantholder, upon surrender with other fractional Warrants aggregating one or more full Shares, to purchase such full Shares. If fractional Warrants do not aggregate a full Share, their value (over and above their exercise price) shall be paid in full in cash upon exercise to the exercising Warrantholder.

9.      Registration.

        9.1 The Company agrees that it will immediately prepare and file a registration statement under the Securities Act of 1933 (the "Act") covering all of the Shares together with the shares purchased by the Warrant holder pursuant to the Shares Purchase Agreement and will use its best efforts to cause such registration statement to become effective as soon as practicable (but no later than October 15, 1996) and to remain effective and current, and take all other action necessary under any Federal or state law or regulation of any governmental authority, including but not limited to the filing of post effective amendments, if necessary, to permit all Warrant Shares to be sold or otherwise disposed of and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder and such Holders to effect the sale or disposition thereof.

        9.2 To the extent not registered under Section 9.1 above, if at any time before July 15, 2001, the Company proposes to register or qualify any of its securities under the Act or any other applicable federal or state law or regulation of governmental authority, it will each such time give written notice to all the then holders of this Warrant, if this Warrant has not yet expired, and to all holders of Shares acquired by reason of exercise of this Warrant, of its intention to do so and, upon the written request of any such holder given within thirty (30) days after receipt of any such notice (which request shall specify the number of Shares intended to be sold or disposed of and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause such Shares so specified to be registered or qualified under such laws or regulations, to the extent requisite to permit the sale or other disposition thereof (in accordance with the method described by such holder, provided such method is in accordance with law). The Company will keep effective and maintain any registration or qualification specified in this
                Section 9.2 for a period of not less than six months.

        9.3     Whenever the Company is required by the provisions of Section
                9.1 or 9.2 of this Section 9 to effect a registration or qualification of any Shares, the Company will furnish to each holder whose Shares are the subject of such registration or qualification such number of copies of any prospectus (including any preliminary or summary prospectus) or other like document as such holder may reasonably request in order to effect the sale of the securities to be sold by such holder, and will use its best efforts to qualify such securities under such state securities or Blue Sky laws as may be requisite for such purpose. All expenses incurred by the Company in connection with any registration or qualification, including registration or filing fees, printing expenses and fees, compensation of regular employees of the Company and disbursements of counsel and of independent accountants of the Company shall be borne by the Company. Underwriters' commissions (if any) and the fees of counsel for any holder of Shares subject to such registration or qualification shall be borne (in such respective amounts as shall be determined by them) by the person or persons requesting such registration or qualification pursuant to this Section 9.

        9.4 Each holder whose securities are the subject of registration or qualification under this Section 9 agrees to furnish to the Company such information concerning such holder as may be requested by the Company which is necessary in connection with any such registration or qualification.

        9.5 In the event that the Company shall be obligated to use its best efforts to effect any registration or qualification under either
                Section 9.1 or 9.2:


        9.6 The Company will indemnify and hold harmless each holder whose securities are the subject of a registration or qualification under this Section 9 and each underwriter of the securities so registered or qualified (including any broker or dealer through whom such securities may be sold) and each person, if any, who controls any such holder or any such underwriter within the meaning of Section 15 of the Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and except as hereinafter provided, will reimburse each such holder and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder or any underwriter expressly for use therein. Promptly after receipt by any holder or any underwriter or any person controlling such holder or such underwriter of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder or such underwriter, as the case may be, will notify the Company in writing of the commencement thereof, and subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to such holder or such underwriter or such person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Each holder or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent; and


    9.7 each holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or under any other statute or at common law or otherwise, and except as hereinafter provided, will reimburse the Company and each such director, officer or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against any holder, the Company will notify such holder in writing of the commencement thereof, and such holder, the Company will notify such holder in writing of the commencement thereof, and such holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to an alleged liability in respect of which indemnity may be sought against such holder. The Company and each such director, officer or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at such holder's expense unless the employment of such counsel has been specifically authorized by such holder. Such holder shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent.

10.  No Rights as Shareholder; Notices to Warrantholder.

Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, or consent as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. However, the Company shall be required to give notice in writing to the Warrantholder of any meeting of shareholders of the Company or any proposed consent of the shareholders as provided in Section 11 hereof at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote at any such meeting or as to which any consent is requested. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11.  Notices.

Any notice pursuant to this Agreement by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered by hand or if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

     11.1  If to the Warrantholder - addressed
           to ______________________________________________________.

     11.2 If to the Company - addressed to Spatialight, Inc., 8-C Commercial Boulevard, Novato, California 94949, or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or three days after they are mailed in the manner set forth above.

12.     Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

13.     Merger or Consolidation of the Company.

The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another person, unless the provisions of Section 7.3 are complied with.

14.     Applicable Law.

This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State applicable to contracts made and to be performed entirely within such State.

15.     Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.     Further Assurances.

From time to time after the Closing, the Company shall promptly execute and deliver to each Warrantholder such further agreements, assurances or other instruments of transfer as the Warrantholder may reasonably request in order to vest and confirm ownership of the Shares and the

Warrants in the Warrantholder and to effectuate the purposes, terms and conditions of this Agreement.

17.     Headings.

The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto fixed.


                                SPATIALIGHT, INC.
(corporate seal)

                                By:  /s/ William E. Hollis
                                     ---------------------

Attest:                              William E. Hollis
                                     President
/s/ Alan S. Lockwood
- --------------------
Alan S. Lockwood
Secretary